--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                    May 31, 2000


Dear Shareholder:

     The Federal Reserve continued to aggressively tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

     At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.




Sincerely,

/s/ Laurence D. Fink                     /s/ Ralph L. Schlosstein

Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                                   May 31, 1999


Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Florida Investment Quality Municipal Trust ("the Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout Florida.

     The table below summarizes the performance of the Trust's stock price and NAV over the past six months:

                        --------------------------------------------------------
                         4/30/00      10/31/99    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
 STOCK PRICE             $12.3125     $12.8125    (3.90%)   $12.8125    $12.1875
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $14.24       $14.29      (0.35%)   $14.50      $13.98
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 2.63% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 1.42% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 43% decline in overall new municipal bond issuance led by a 90% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first quarter 2000 when compared to the first quarter 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities. Currently, municipal bonds across the entire maturity spectrum are at their most attractive relationships to their Treasury market counterparts.

     The State of Florida's strong and stable financial position reflects prudent financial management combined with a solid and diversifying economy. The FY 1999 unreserved General Fund balance was $3.5 billion or 20.5% of revenues; this provides strong bondholder security. FY 2000 revenues are 2.1% above budget, to date, enabling the State to project another year-end surplus. The State's policy is to maintain a moderate debt burden while continuing to use bonds to meet capital needs.

     In the last decade Florida's population increased 20% (versus 8% for the nation) to over 15 million residents. Although economists anticipate slower growth in the millennium, the population expansion is expected to exceed that of the nation. Unemployment is expected to average 3.9% in 2000, the same as last year. Trade and services are the major employment sectors while manufacturing jobs account for only 7.5% of Florida's employment, approximately one half the national proportion. The construction industry has declined in importance as the State's economy diversifies. Florida's stable economy combined with rapid population growth continues to fuel one of the country's strongest job markets.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 34% of total assets.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:


--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                APRIL 30, 2000         OCTOBER 31, 1999
--------------------------------------------------------------------------------
  Power                                      17%                      17%
--------------------------------------------------------------------------------
  Transportation                             17%                      17%
--------------------------------------------------------------------------------
  Lease Revenue                              15%                      15%
--------------------------------------------------------------------------------
  School                                     12%                      12%
--------------------------------------------------------------------------------
  City, County & State                       9%                       9%
--------------------------------------------------------------------------------
  Special Tax                                9%                       9%
--------------------------------------------------------------------------------
  Sales Tax                                  6%                       6%
--------------------------------------------------------------------------------
  Water & Sewer                              4%                       4%
--------------------------------------------------------------------------------
  Hospital                                   4%                       4%
--------------------------------------------------------------------------------
  University                                 4%                       4%
--------------------------------------------------------------------------------
  Housing                                    3%                       3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CREDIT RATING*                       APRIL 30, 2000          OCTOBER 31, 1999
--------------------------------------------------------------------------------
  AAA/Aaa                                   62%                      52%
--------------------------------------------------------------------------------
  AA/Aa                                     13%                      17%
--------------------------------------------------------------------------------
  A/A                                       16%                      18%
--------------------------------------------------------------------------------
  BBB/Baa                                   9%                       13%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



Sincerely,


/s/ Robert S. Kapito                  /s/ Kevin M. Klingert

Robert S. Kapito                      Kevin M. Klingert
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                RFA
--------------------------------------------------------------------------------
  Initial Offering Date:                                      May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/00:                          $12.3125
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/00:                              $14.24
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/00 ($12.3125)(1):     6.46%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                  $ 0.0663
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):               $ 0.7956
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

            PRINCIPA
             AMOUNT                                                                                      OPTION CALL        VALUE
 RATING*      (000)                                     DESCRIPTION                                      PROVISIONS+     (NOTE 1)
======== ============================================================================================= =============== =============
                    LONG-TERM INVESTMENTS-148.2%
                    FLORIDA-123.0%
                    Boynton Beach Util. Sys. Rev., FGIC,
 AAA      $   170    6.25%, 11/01/20 .................................................................      ETM         $    179,100
 AAA          830    6.25%, 11/01/20 .................................................................  11/02 at 102         851,464
 A1         1,000   Brevard Cnty. Hlth. Fac., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 ................  10/03 at 102         979,480
 AAA        1,000   Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ...................   7/06 at 102         955,330
 AAA        1,000   Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA .............................   2/06 at 101         927,420
 AAA        1,000   Dade Cnty. Aviation Rev., Miami Int'l Arpt., Ser. C, 5.75%,
                     10/01/25, MBIA ..................................................................  10/05 at 102         984,240
 AAA        1,000++ Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/04, MBIA .......................      N/A            1,046,230
 AAA        1,000++ Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC .....................      N/A              458,850
 AAA        1,000   First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood &
                     St. Petersburg, 5.75%, 7/01/16, AMBAC ...........................................   7/06 at 101       1,008,000
 AAA          665   Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA ..........   7/04 at 102         682,403
                    Florida St. Brd. of Ed.,
 AA+        1,000    Pub. Ed., Ser. B, 5.875%, 6/01/24 ...............................................   6/05 at 101         998,950
 AA+        1,000++  Ser. C, 5.85%, 6/01/03 ..........................................................      N/A            1,035,990
 AAA          500   Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
                     6.25%, 3/01/15, AMBAC ...........................................................   3/05 at 102         519,280
 AA+        1,000++ Florida St. Dept. of Trans., 5.80%, 7/01/05 ......................................      N/A            1,044,130
 AAA        1,000   Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of Environ. Pres.,
                     Ser. A, 5.75%, 7/01/11, AMBAC ...................................................   7/05 at 101       1,029,470
 AAA        1,000   Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%,
                     10/01/14, AMBAC .................................................................  10/04 at 101       1,000,300
 AAA        1,000   Lee Cnty. Trans. Fac. Rev., 5.75%, 10/01/22, MBIA ................................  10/05 at 102         988,750
 A-         1,000   Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ....................................   7/01 at 102         977,750
 AA-        1,000   Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ..................  10/99 at 100         967,720
 AAA        1,000++ Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/04, MBIA ..................      N/A            1,060,330
 AAA        1,000++ Sunrise Util. Sys. Rev., Ser. A, 5.75%, 10/01/06, AMBAC ..........................      N/A            1,046,260
 Baa2       1,000   Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ..............................  10/06 at 102       1,003,610
                                                                                                                        ------------
                                                                                                                          19,745,057
                                                                                                                        ------------
                    PUERTO RICO-25.2%
                    Puerto Rico Elec. Pwr. Auth. Rev.,
 AAA        1,000++  Ser. T, 6.375%, 7/01/04 .........................................................      N/A            1,073,540
 BBB+       1,000    Ser. U, 6.00%, 7/01/14 ..........................................................   7/04 at 102       1,025,020
                    Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac., Ser. M,
 A          1,000    5.50%, 7/01/21 .................................................................. 7/03 at 101.5         942,610
 A          1,000    5.75%, 7/01/15 .................................................................. 7/03 at 101.5       1,002,640
                                                                                                                        ------------
                                                                                                                           4,043,810
                                                                                                                        ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                           OPTION CALL       VALUE
 RATING*     (000)                                DESCRIPTION                               PROVISIONS\^     (NOTE 1)
========= ========== ===================================================================== ============== ==============
                     Total Long-Term Investments (cost $22,801,927).......................                 $ 23,788,867
                                                                                                           ------------
                     SHORT-TERM INVESTMENTS**-3.1%
 A1+      500        Long Island Pwr. Auth., 5.90%, 5/01/00 FRDD (cost $500,000)..........       N/A            500,000
                                                                                                           ------------
                     TOTAL INVESTMENTS-151.3% (COST $23,301,927)..........................                   24,288,867
                     Other assets in excess of liabilities-1.6% ..........................                      263,107
                     Liquidation value of preferred stock-(52.9)% ........................                   (8,500,000)
                                                                                                           ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ...................                 $ 16,051,974
                                                                                                           ============

----------

*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and price of the earliest option call on redemption. There may be other call provisions at varying prices at later dates.

++ This bond is prerefunded. See Glossary for definitions.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
              AMBAC - American Municipal Bond Assurance Corporation
             C.O.P. - Certificate of Participation
                ETM - Escrowed to Maturity
               MBIA - Municipal Bond Insurance Association
               FRDD - Floating Rate Daily Demand
               GNMA - Government National Mortgage Association
               FGIC - Financial Guaranty Insurance Company
                FSA - Financial Security Assurance
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $23,301,927) (Note 1) .............    $24,288,867
Cash ..........................................................         26,308
Interest receivable ...........................................        367,359
                                                                   -----------
                                                                    24,682,534
                                                                   -----------
LIABILITIES
Dividends payable-common stock ................................         74,726
Investment advisory fee payable (Note 2) ......................          7,135
Dividends payable-preferred stock .............................          3,207
Administration fee payable (Note 2) ...........................          2,039
Other accrued expenses ........................................         43,453
                                                                   -----------
                                                                       130,560
                                                                   -----------
NET INVESTMENT ASSETS .........................................    $24,551,974
                                                                   ===========
Net investment assets were comprised of:
  Common shares of beneficial interest:
  Par value (Note 4) ..........................................    $    11,271
  Paid-in capital in excess of par ............................     15,585,445
 Preferred shares of beneficial interest (Note 4) .............      8,500,000
                                                                   -----------
                                                                    24,096,716
 Undistributed net investment income ..........................        166,077
 Accumulated net realized loss ................................       (697,759)
 Net unrealized appreciation ..................................        986,940
                                                                   -----------
Net investment assets, April 30, 2000 .........................    $24,551,974
                                                                   ===========
Net assets applicable to common shareholders ..................    $16,051,974
                                                                   ===========
Net asset value per common share:
  ($16,051,974 - 1,127,093 common shares of
  beneficial interest issued and outstanding) .................    $     14.24
                                                                   ===========

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .................................      $702,609
                                                                      --------

Expenses
  Investment advisory ..........................................        42,989
  Administration ...............................................        12,283
  Auction agent ................................................        11,000
  Reports to shareholders ......................................         9,000
  Trustees .....................................................         7,000
  Legal ........................................................         5,000
  Transfer agent ...............................................         5,000
  Independent accountants ......................................         3,500
  Custodian ....................................................         2,000
  Miscellaneous ................................................         1,470
                                                                      --------
  Total expenses ...............................................        99,242
                                                                      --------
Net investment income ..........................................       603,367
                                                                      --------

UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
 on investments ................................................       (47,240)
                                                                      --------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ......................................      $556,127
                                                                      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTH ENDED    YEAR ENDED
                                                    APRIL 30,      OCTOBER 31,
                                                       2000            1999
                                                   -----------     -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income .........................   $   603,367     $ 1,189,988
 Net change in unrealized appreciation
  on investments ...............................       (47,240)     (1,592,926)
                                                   -----------     -----------
 Net increase (decrease) in net investment
  assets resulting from operations .............       556,127        (402,938)

DIVIDENDS:
 To common shareholders from net
  investment income ............................      (448,312)       (896,614)
 To preferred shareholders from net
  investment income ............................      (165,902)       (274,669)
                                                   -----------     -----------
 Total dividends ...............................      (614,214)     (1,171,283)
                                                   -----------     -----------
  Total decrease ...............................       (58,087)     (1,574,221)

NET INVESTMENT ASSETS
Beginning of period ............................    24,610,061      26,184,282
                                                   -----------     -----------
End of period (including undistributed
 net investment income of $166,077 and
 $176,924, respectively) .......................   $24,551,974     $24,610,061
                                                   ===========     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          YEAR ENDED OCTOBER 31,
                                                      APRIL 30,        ------------------------------------------------------------
                                                        2000             1999          1998         1997         1996         1995
                                                      -------          -------       -------      -------      -------      -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............     $ 14.29          $ 15.69       $ 14.86      $ 14.15      $ 14.01      $ 11.69
                                                      -------          -------       -------      -------      -------      -------
 Net investment income ..........................         .54             1.05          1.05         1.06         1.03         1.05
 Net realized and unrealized gain (loss)
  on investments ................................        (.04)           (1.41)          .81          .65          .13         2.36
                                                      -------          -------       -------      -------      -------      -------
 Net increase (decrease) from investment
  operations ....................................         .50             (.36)         1.86         1.71         1.16         3.41
                                                      -------          -------       -------      -------      -------      -------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders ..........................        (.40)            (.80)         (.75)        (.72)        (.73)        (.79)
   Preferred shareholders .......................        (.15)            (.24)         (.28)        (.28)        (.28)        (.30)
 Distributions in excess of net realized
   gain on investments to:
   Common shareholders ..........................          --               --            --           **         (.01)          --
   Preferred shareholders .......................          --               --            --           **           **           --
                                                      -------          -------       -------      -------      -------      -------
Total dividends and distributions ...............        (.55)           (1.04)        (1.03)       (1.00)       (1.02)       (1.09)
                                                      -------          -------       -------      -------      -------      -------
Net asset value, end of period* .................     $ 14.24          $ 14.29       $ 15.69      $ 14.86      $ 14.15      $ 14.01
                                                      =======          =======       =======      =======      =======      =======
Per share market value, end of period* ..........     $ 12.3125        $ 12.8125     $ 15.125     $ 13.3125    $ 12.25      $ 12.625
                                                      =======          =======       =======      =======      =======      =======
TOTAL INVESTMENT RETURN\^: ......................        (.81)%         (10.60)%       19.70%       14.95%        2.92%       29.29%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ ......................................        1.21%+++         1.27%         1.31%        1.26%        1.46%        1.44%
Net investment income before preferred
stock dividends++ ...............................        7.55%+++         7.11%         6.81%        7.43%        7.41%        7.96%
Preferred stock dividends .......................        2.08%+++         1.64%         1.80%        1.92%        1.97%        2.28%
Net investment income available to
 common shareholders ............................        5.47%+++         5.47%         5.01%        5.51%        5.44%        5.68%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
 (in thousands) .................................     $16,065          $16,736       $17,299      $16,150      $15,699      $14,759
Portfolio turnover ..............................           0%               0%            0%           5%          73%         112%
Net assets of common shareholders, end
 of period (in thousands) .......................     $16,052          $16,110       $17,684      $16,745      $15,951      $15,788
Asset coverage per share of preferred
 stock, end of period ...........................     $72,221          $72,390       $77,017      $74,253      $71,915      $71,437
Preferred stock outstanding (in thousands) ......     $ 8,500          $ 8,500       $ 8,500      $ 8,500      $ 8,500      $ 8,500

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Actual amount paid to common shareholders for the year ended October 31, 1997 was $0.004325, and the actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods less than one full year is not annualized.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Florida Investment Quality Municipal Trust (the "Trust") was organized in Massachusetts on April 15, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

    Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.


NOTE  2.  AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 aggregated $0 and $40,000, respectively.

    The federal income tax basis of the Trust's investments at April 30, 2000 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $986,940.

    For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $699,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value of beneficial interest authorized. The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares. Of the 1,127,093 common shares outstanding at April 30, 2000, the Advisor owned 7,093 shares. As of April 30, 2000 there were 340 shares of Preferred Stock Series R7 ("Preferred Shares") outstanding.

    Dividends on Preferred Shares are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.40% to 5.00% during the six months ended April 30, 2000.

    The Trust may not declare dividends or make other distributions on shares of common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

    The Preferred Shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of Preferred Shares are also entitled to elect two of the Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restriction.

NOTE 5. DIVIDENDS

Subsequent   to  April  30,  2000,   the  Trustees   declared  a  dividend  from
undistributed earnings of 0.0663 per common share payable June 1, 2000 to shareholders of record on May 15, 2000.

    For the period May 1, 2000 to May 31, 2000 dividends declared on Preferred Shares totaled $34,720 in aggregate for the outstanding Preferred Shares.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant  to  the  Trust's   Dividend   Reinvestment   Plan  (the   "Plan"),
shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal state or local income taxes that may be payable on such dividends or distributions.

    The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

    The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:


    (1) To elect three Trustees as follows:

        TRUSTEE                                 CLASS      TERM        EXPIRING
        -------                                 -----      ----        --------
        Andrew F. Brimmer ...................    III      3 years        2003
        Kent Dixon ..........................    III      3 years        2003
        Laurence D. Fink ....................    III      3 years        2003

    Trustees whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale, and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

    Shareholders elected the three Trustees and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                VOTES      VOTES
                                                 FOR      AGAINST    ABSTENTIONS
                                                 ---      -------    -----------
    Andrew F. Brimmer .......................  935,295       --        25,626
    Kent Dixon ..............................  935,881       --        25,040
    Laurence D. Fink ........................  935,295       --        25,626
    Ratification of Deloitte & Touche LLP ...  942,022       618       18,281

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations or other qualifying issuers. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BTM     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10

      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

    BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

    BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
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TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

    The accompanying financial statements as of April 30, 2000 were not audited and, accordingly, no opinion is expressed on them.

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK FLORIDA INVESTMENT
                            QUALITY MUNICIPAL TRUST
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[RECYCLE LOGO] Printed on recycled paper                             09247C-10-7
                                                                     09247C-20-6

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     BlackRock
THE  ---------
FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
---------------------
SEMI-ANNUAL REPORT
APRIL 30, 2000